UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Private Placement

On April 3, 2024, Blue Ridge Bankshares, Inc. (the “Company”) issued a press release announcing the signing and closing of a private placement of the Company’s securities (the “Private Placement”) pursuant to amended and restated securities purchase agreements between the Company, Kenneth R. Lehman, Castle Creek Capital Partners VIII, LP and certain other investors. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Update on Special Meeting of Shareholders held on March 6, 2024

On March 6, 2024, the Company held a Special Meeting of Shareholders (the “Special Meeting”). On March 7, 2024, the Company filed a Current Report on Form 8-K (the “Meeting 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting the voting results from the Special Meeting as tabulated and reported to the Company by its third-party transfer agent. At the Special Meeting, the proposals necessary to close the private placement of the Company’s securities as described in the Company’s proxy statement filed with the SEC on January 24, 2024 (the “Proxy Statement”) were approved based on the vote tabulations reported to the Company by the third-party transfer agent. After the filing of the Meeting 8-K, the Company received a shareholder inquiry that raised questions about how votes were tabulated on Proposal 2 (to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 150,000,000) (“Proposal 2”)). The Company believes that an error at a third-party firm related to broker votes may have led to votes being cast in contravention of the NYSE’s conclusion that Proposal 2 was a non-routine matter. Based on the information the Company has currently, the Company believes that it would be difficult to move forward with the previously-announced private placement. Considering such circumstances and other factors, the Company’s Board of Directors determined to approve the amendments to the securities purchase agreements and to approve the Private Placement.

Additional Information

The Company intends to file a proxy statement with the SEC that will be sent to the shareholders of the Company seeking their approval of certain matters in connection with the transactions described herein. Security holders are urged to read the proxy statement when it becomes available (and any other relevant documents filed with the SEC in connection with the transactions described herein) because such documents will contain important information regarding the Company, the transactions, certain investors in the transactions, and related matters.

Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from G. William Beale, Blue Ridge Bankshares, Inc., 1807 Seminole Trail, Charlottesville, Virginia 22901, or by telephone at (540) 743-6521. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2023 annual meeting of shareholders, as previously filed with the SEC on April 28, 2023.

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s plans for raising capital, the expected closing of the Private Placement, whether the conditions for the closing of the Private Placement will be satisfied, anticipated proceeds from the Private Placement, the expected use of proceeds from the Private Placement, the filing of a registration statement to register the resale of the Shares and the Warrant Shares, and the Company’s business strategies, plans and prospects. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phrases of similar meaning. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The forward-looking statements are based on management’s current expectations, estimates and projections and are not guarantees of future performance.

The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023 and from time to time other filings with the Commission, which are available on the Commission’s website (http://www.sec.gov). Shareholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date: April 3, 2024	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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